Exhibit 99

                                 SPECIAL MEETING
                                     OF THE
                                  SHAREHOLDERS
                                       OF
                          INTERNATIONAL WIRELESS, INC.
                             A MARYLAND CORPORATION

     A Special Meeting of the Shareholders of International Wireless, Inc. was at the corporate office at 25 Mound Park Drive, Springboro, Ohio 45066 USA, on the 11th day of June, 2004 at 10 o'clock A.M. pursuant to call to meeting by the directors of the Company on June 1, 2004, fixing said time and place.

     Trent Sommerville as the Chief Operating Officer and Jeffrey Brandeis as the President of the Company were in attendance. Jerry Gruenbaum, Esquire as corporate secretary and corporate attorney took minutes of the meeting. A quorum, representing 8,700,000 issued shares was present in person or by telephone which represents a majority authorized to vote at such meeting.

     Mr. Brandeis stated that the purpose of the meeting was to approve the Articles of Amendment that has been prior approved by the officers and directors of the Company by a unanimous vote, to change the name of the Company from International Wireless, Inc. to Heartland, Inc. to reflect the true nature of the business of the Company.

     In addition, Mr. Brandeis states that the shareholders were further asked to approve the change in the par value of the Common Stock from $0.009 to $0.001.

     Mr. Sommerville stated that the Company is in the process of preparing the Form 15c-211 to enable it to be trading on the OTC:BB as it has in the past.

     After full discussion among the Shareholders and upon motion, duly made, seconded and carried, it was:

     RESOLVED, that the Shareholders of International Wireless, Inc. the Maryland Corporation, hereby approves a change in name from International Wireless, Inc. to: The Heartland, Inc., said change in name to be filed with the State Department of Assessments and Taxation of Maryland immediately, and to become effective immediately upon approval of said change and receiving the new trading symbol from the National Association of Securities Dealers.

     RESOLVED, that the Shareholders of International Wireless, Inc. the Maryland Corporation, hereby authorize Attorney Jerry Gruenbaum to file an amendment to the Company's Charter to reflect such change by deleting existing Article Second in its entirety which states that the "Name of Corporation: The name of the Corporation is International Wireless, Inc." and adding new Articles Second to read as follows:

          SECOND: Name of Corporation: The name of the Corporation is Heartland, Inc.

     RESOLVED, that the Shareholders of International Wireless, Inc. the Maryland Corporation, hereby approves a change in the par value of the Common Stock from $0.009 to $0.001, said change in par value to be filed with the State Department of Assessments and Taxation of Maryland immediately, and to become effective immediately.

     RESOLVED, that the Shareholders of International Wireless, Inc. the Maryland Corporation, hereby authorize Attorney Jerry Gruenbaum to file an amendment to the Company's Charter to reflect such change by deleting existing Paragraph A of Article Sixth in its entirety which states that "the Corporation shall be authorized to issue two classes of capital stock, designated as `Common Stock' and `Preferred Stock' respectively. The Corporation shall be authorized to issue 100,000,000 shares of Common Stock, $.009 par value, and 5,000,000 shares of Preferred Stock, $.001 par value" and adding new Paragraph A of Articles Sixth to read as follows:

          SIXTH: Shares of Stock.

          A. The Corporation shall be authorized to issue two classes of capital stock, designated as "Common Stock" and "Preferred Stock" respectively. The Corporation shall be authorized to issue 100,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value.

     There being no further business to come before this meeting the same was adjourned.


By: /S/ JEFFREY BRANDEISS
   ---------------------------
   Jeffrey Brandeis, President


By: /S/ JERRY GRUENBAUM
------------------------------
   Jerry Gruenbaum, Esquire